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                                                         SUBSCRIPTION DOCUMENT B

                       AMERICAN CRYSTAL SUGAR COMPANY

                    INDICATION OF INTEREST IN PURCHASING
              ADDITIONAL SHARES OF PREFERRED STOCK IN POOL 2

Name and address of shareholder:  Maximum number of shares of preferred stock, par value $76.77, that the shareholder is entitled to request in Pool 2:________________

________________________________  Total purchase price:                 $XXXX.XX
________________________________                                ________________
________________________________  Payment for 42% of the shares:        $XXXX.XX
________________________________  Payment of $100 for each other
                                  share:                                $XXXX.XX
                                                                ________________
                                  PAYMENT DUE NOW:                      $XXXX.XX
                                                                ________________
                                  Total capital contribution
                                  installment amount:                   $XXXX.XX
                                  Annual capital contribution
                                  installment payment:                  $XXXX.XX
                                  *Number of shares of preferred
                                  stock, par value $76.77, that
                                  the shareholder requests to
                                  purchase in Pool 2 (if different
                                  from above):                  ________________

The undersigned member of American Crystal Sugar Company (the "Company") hereby represents and agrees that (i) the undersigned has executed a Subscription Agreement A to purchase his or her pro rata portion of Pool 1 of the Company's public offering of shares of preferred stock described in the Company's October, 1997 prospectus and any supplements; and (ii) the undersigned requests to purchase a total of __________ additional shares of preferred stock in Pool 2 of the Company's Offering (maximum of two times the number of shares of preferred stock which the member was entitled to purchase in Pool 1 of the Offering), at a price of $1,500.00 per share. The undersigned understands that the additional shares of preferred stock will be available in Pool 2 based upon the total number of shares available in Pool 2 and the number of additional shares the undersigned requests in Pool 2. The undersigned understands that within twenty (20) days of the date of the notice indicating that the undersigned is entitled to purchase the additional shares of preferred stock in Pool 2, the undersigned must pay the sum of (i) the total purchase price for forty-two percent (42%) of such additional shares of preferred stock and (ii) $100 per share for each other share in which the undersigned has indicated an interest in purchasing by execution of this document. The payment of all remaining amounts shall be governed by the same capital contribution payment schedule as shares purchased pursuant to Subscription Document A in Pool 1, in accordance with such procedures as are described in the Company's October, 1997 prospectus and any supplements.

The undersigned member hereby subscribes for and agrees to purchase the additional shares of preferred stock described above if such shares become available for purchase by the undersigned and hereby reaffirms with respect to such additional shares of preferred stock the declarations and representations contained in the undersigned's Subscription Agreement (Subscription Document A) accompanying this indication of interest.

INSTRUCTIONS: if the shareholders are co-owners or joint owners, each should sign. If the shareholder is a corporation, an officer should sign and give his or her title. If the shareholder is a general partnership, a limited partnership, a partner, a general partner or an authorized member, respectively, he or she should sign and give his or her title and by signing, certifies that he or she is entitled to sign on behalf of the entity.

Member name:                            ________________________________________
                                            (Signature) (title)

                                        ________________________________________
                                            (Signature) (title)

                                            Dated: ______________________ , 1997

THIS INDICATION OF INTEREST MUST BE ACCOMPANIED BY SUBSCRIPTION DOCUMENT A
AND MUST BE RECEIVED BY THE COMPANY AT ITS CORPORATE OFFICE, 101 NORTH THIRD STREET, MOORHEAD, MINNESOTA 56560, NO LATER THAN NOVEMBER 21, 1997 AT 5:00 P.M. PAYMENT FOR THE ADDITIONAL SHARES REQUESTED IN THIS DOCUMENT IS NOT REQUIRED
AT THIS TIME BUT WILL BE REQUIRED WITHIN TWENTY (20) DAYS OF NOTICE THAT THE REQUESTED SHARES ARE AVAILABLE FOR PURCHASE AND WILL BE PAYABLE ON THE TERMS DESCRIBED ABOVE.